NUVEEN EQUITY LONG/SHORT FUND

SUPPLEMENT DATED MARCH 3, 2021

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

Robert C. Doll is no longer a portfolio manager of the Fund. David A. Chalupnik has been named a portfolio manager of the Fund and Scott M. Tonneson will continue to serve as a portfolio manager for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NELSS-0321P